UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund:   BlackRock Floating Rate Income Portfolio of BlackRock Funds II

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:   John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Portfolio of BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 441-7762

Date of fiscal year end: 08/31/2012

Date of reporting period: 08/31/2012

Item 1 – Report to Stockholders

August 31, 2012

Annual Report

BlackRock Floating Rate Income Portfolio | of BlackRock Funds II

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Dear Shareholder

About this time one year ago, financial markets had been upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Since then, asset prices have waxed and waned in broad strokes as investors reacted to developments in Europe’s financial situation, mixed US economic news and global central bank policy action.

After confidence crumbled in the third quarter of 2011, October brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite the continuation of heightened market volatility, most asset classes enjoyed a robust summer rally. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter began to recede and, outside of Europe, the risk of recession largely subsided. Central bank policy action has been a major driver of market sentiment in 2012. Investors’ anticipation for economic stimulus drove asset prices higher over the summer as the European Central Bank stepped up its efforts to support the region’s troubled nations and the US Federal Reserve reiterated its readiness to take action if economic conditions warrant.

On the whole, most asset classes advanced during the reporting period. US large cap stocks delivered strong returns for the 12 months ended August 31, 2012, while small cap stocks and high yield bonds also performed well. Despite the risk-asset rally in recent months, higher-quality investments including tax-exempt municipal bonds and US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds. International and emerging equities, however, lagged other asset classes amid ongoing global uncertainty. Near-zero short term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	4.14%	18.00%
US small cap equities (Russell 2000® Index)	0.89	13.40
International equities (MSCI Europe, Australasia, Far East Index)	(4.00)	(0.04)
Emerging market equities (MSCI Emerging Markets Index)	(10.51)	(5.80)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.06
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	5.25	9.14
US investment grade bonds (Barclays US Aggregate Bond Index)	2.97	5.78
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.24	9.37
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.80	13.84

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2012

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended August 31, 2012, the Fund underperformed its benchmark, the S&P® Leveraged Loan Index.

What factors influenced performance?

•

Relative to the benchmark index, the Fund’s underweight in the non-cable media and automotive sectors combined with security selection within those segments detracted from performance. Additionally, the Fund’s exposure to cash had a negative impact on results as risk assets outperformed cash over the 12-month period.

•

The primary driver of the Fund’s positive performance during the period was its pursuit of higher-quality investments, a central theme of its core investment philosophy. Also contributing positively was security selection among lower-rated investments, an area in which the Fund maintained underweight exposure relative to the benchmark index. Security selection within the electric and consumer services sectors boosted returns. Similarly rewarding was the Fund’s exposure to fixed-rate corporate bonds, which outperformed floating rate loan interests and other higher-quality fixed income sectors over the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data along with global policy uncertainty and an overall weak outlook for global growth, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. The European Central Bank’s long-term refinancing operations, introduced in December 2011, were supportive of risk markets in the first half of 2012. However, this development did not have a significant influence on the Fund’s view on risk within the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks.

Describe portfolio positioning at period end.

•

At period end, the Fund held 94% of its total portfolio in floating rate loan interests (bank loans) and 6% in corporate bonds. Relative to the benchmark index, the Fund held sector overweights in building materials, wirelines and non-captive diversified financials, while it was underweight in media (non-cable), electric and gaming names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Floating Rate Loan Interests	94%
Corporate Bonds	6

Credit Quality Allocations[1]	Percent of Long-Term Investments
BBB/Baa	5%
BB/Ba	51
B	40
CCC/Caa.	1
Not Rated	3
[1]Using the higher of Standard and Poor’s or Moody’s rating.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

This unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market — including dollar-denominated and US-syndicated loans to overseas issuers.

Performance Summary for the Period Ended August 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.73%	3.15%	10.29%	N/A	3.70%	N/A	5.23%	N/A
Investor A	4.28	2.97	9.80	7.08%	3.38	2.86%	4.94	4.67%
Investor C	3.64	2.58	8.98	7.98	2.62	2.62	4.16	4.16
Investor C1	3.90	2.72	9.28	8.28	2.88	2.88	4.42	4.42
S&P Leveraged Loan Index	–	3.85	10.50	N/A	5.53	N/A	5.61	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,031.50	$3.57	$1,000.00	$1,021.62	$3.56	0.70%
Investor A	$1,000.00	$1,029.70	$5.36	$1,000.00	$1,019.86	$5.33	1.05%
Investor C	$1,000.00	$1,025.80	$9.17	$1,000.00	$1,016.09	$9.12	1.80%
Investor C1	$1,000.00	$1,027.20	$7.80	$1,000.00	$1,017.44	$7.76	1.53%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward from the date of reorganization.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Performance for Investor A Shares of the Fund for the periods prior to March 21, 2011 is based on performance of the Predecessor Fund restated to reflect Investor A Shares’ fees.

•

Investor C and Investor C1 Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2012 and held through August 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	7

Consolidated Schedule of Investments August 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals – 0.0%
GEO Specialty Chemicals, Inc. (a)(b)		39,151	$18,010
Media – 0.1%
HMH Publishing Co. Ltd. (AKA Education Media)		48,185	1,180,541
Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd. (a)(b)		268,109	587,487
Total Common Stocks – 0.2%			1,786,038

Corporate Bonds		Par (000)
Aerospace & Defense – 0.1%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	USD	822	866,957
Airlines – 0.1%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21		790	837,367
Chemicals – 0.1%
Hexion U.S. Finance Corp., 6.63%, 4/15/20		775	782,750
INEOS Finance Plc, 8.38%, 2/15/19 (b)		655	689,387

			1,472,137
Commercial Services & Supplies – 0.0%
ARAMARK Corp., 3.94%, 2/01/15 (c)		395	394,013
Diversified Financial Services – 0.8%
Ally Financial, Inc., 2.67%, 12/01/14 (c)		2,355	2,314,635
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16		3,765	3,953,250
8.00%, 1/15/18		1,660	1,767,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 6.88%, 2/15/21		430	465,475

			8,501,260
Diversified Telecommunication Services – 0.2%
ITC Deltacom, Inc., 10.50%, 4/01/16		720	775,800
Level 3 Financing, Inc., 4.47%, 2/15/15 (c)		1,145	1,133,550

			1,909,350
Electric Utilities – 1.0%
Energy Future Holdings Corp., 10.00%, 1/15/20		1,525	1,681,313
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		7,765	8,716,212

			10,397,525
Energy Equipment & Services – 0.1%
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		1,140	1,177,050
Health Care Providers & Services – 0.5%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		2,027	2,090,344

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
HCA, Inc., 6.50%, 2/15/20	USD	1,725	$1,895,344
Tenet Healthcare Corp., 6.25%, 11/01/18		1,180	1,281,037

			5,266,725
Household Durables – 0.1%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)		1,395	1,426,387
Independent Power Producers & Energy Traders – 0.1%
Calpine Corp., 7.25%, 10/15/17 (b)		1,035	1,107,450
Internet Software & Services – 0.5%
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,790	2,964,375
10.13%, 7/01/20		1,890	2,027,025

			4,991,400
Media – 0.7%
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		885	958,013
Series B, 9.25%, 12/15/17		4,000	4,345,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH, 8.13%, 12/01/17 (b)		2,000	2,165,000

			7,468,013
Oil, Gas & Consumable Fuels – 0.2%
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/01/15 (b)		664	707,160
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (b)		960	1,029,600

			1,736,760
Real Estate Management & Development – 0.1%
Realogy Corp., 7.63%, 1/15/20 (b)		1,020	1,111,800
Software – 0.2%
First Data Corp., 6.75%, 11/01/20 (b)		1,930	1,915,525
Trading Companies & Distributors – 0.0%
UR Merger Sub Corp., 5.75%, 7/15/18 (b)		535	565,763
Wireless Telecommunication Services – 0.9%
Cricket Communications, Inc., 7.75%, 5/15/16		3,850	4,061,750
Sprint Nextel Corp.:
9.00%, 11/15/18 (b)		1,830	2,159,400
7.00%, 3/01/20 (b)		3,270	3,580,650

			9,801,800
Total Corporate Bonds – 5.7%			60,947,282

Floating Rate Loan Interests (c)
Advertising – 0.1%
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16		967	820,976

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AKA CAD DIP EUR	Also known as Canadian Dollar Debtor in possession Euro	FKA GBP USD	Formerly known as British Pound US Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Aerospace & Defense – 2.1%
Sequa Corp.:
Term Loan, 3.69% - 3.72%, 12/03/14	USD	11,180	$11,103,294
Tranche 1 2011 New Term Loan, 6.25%, 12/03/14		3,104	3,112,161
The SI Organization, Inc., New Tranche B Term Loan, 4.50%, 11/22/16		1,343	1,305,697
Spirit Aerosystems, Inc. (FKA Mid-Western Aircraft Systems, Inc. & Onex Wind Finance LP), Term B Loan, 3.75%, 4/18/19		1,481	1,483,761
TransDigm, Inc.:
Tranche B-1 Term Loan, 4.00%, 2/14/17		2,808	2,817,248
Tranche B-2 Term Loan, 4.00%, 2/14/17		1,121	1,127,435
Wesco Aircraft Hardware Corp., Tranche B Term Loan, 4.25%, 4/07/17		1,848	1,847,167

			22,796,763
Airlines – 0.3%
Delta Air Lines, Inc., Term Loan 2011, 5.50%, 4/20/17		3,186	3,209,292
US Airways Group, Inc., Term Loan B, 2.97%, 3/21/14		355	343,019

			3,552,311
Auto Components – 1.9%
Federal-Mogul Corp.:
Tranche B Term Loan, 2.17% - 2.18%, 12/29/14		5,030	4,799,861
Tranche C Term Loan, 2.17% - 2.18%, 12/28/15		1,648	1,572,963
Fram Group Holdings, Inc./Prestone Holdings, Inc., Term Loan (First Lien), 6.50%, 7/29/17		3,638	3,564,762
The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 4.75%, 4/30/19		6,745	6,719,706
Navistar, Inc., Tranche B Term Loan, 7.00%, 8/17/17		2,438	2,449,671
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		1,404	1,407,134

			20,514,097
Automobiles – 0.5%
KAR Auction Services, Inc., Term Loan, 5.00%, 5/19/17		5,093	5,091,483
Biotechnology – 0.4%
Grifols, Inc., New U.S. Tranche B Term Loan, 4.50%, 6/01/17		4,412	4,423,438
Building Products – 1.9%
Armstrong World Industries, Inc., Term Loan B-1, 4.00%, 3/10/18		5,226	5,209,635
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16		8,254	8,261,328
Hupah Finance, Inc., Initial Term Loan, 6.25%, 1/19/19		3,667	3,680,312
Tronox Pigments (Netherlands) BV:
Closing Date Term Loan, 4.25%, 2/08/18		2,286	2,280,918
Delayed Draw Term Loan, 4.25%, 2/08/18		624	622,069

			20,054,262
Capital Markets – 0.4%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 5.50%, 8/22/16		4,396	4,412,485

Floating Rate Loan Interests (c)		Par (000)	Value
Chemicals – 4.3%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18	USD	7,099	$7,033,543
Ashland, Inc., Term B Loan, 3.75% - 5.00%, 8/23/18		1,559	1,564,113
Chemtura Corp., Term Facility, 5.50%, 8/29/16		3,425	3,435,001
CPG International I, Inc., Term Loan, 6.00%, 2/18/17		4,309	4,239,348
General Chemical Corp., New Tranche B Term Loan, 5.00% - 5.75%, 10/06/15		1,787	1,778,200
INEOS U.S. Finance LLC:
Cash Dollar Term Loan, 6.50%, 5/04/18		14,512	14,533,000
Short-Dated Cash Dollar Term Loan, 5.50%, 5/04/15		628	633,138
Momentive Performance Materials (FKA Blitz 06-103 GmbH):
Tranche B-1B Term Loan, 3.75%, 5/05/15		446	419,066
Tranche B-2B Term Loan, 3.62%, 5/05/15	EUR	758	873,190
PolyOne Corp., Loan, 5.00%, 12/20/17	USD	1,169	1,172,632
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.98%, 7/30/14		5,924	5,817,805
Trinseo Materials Operating S.C.A. (FKA Styron S.à r.l.), Term Loan, 6.75% - 8.00%, 8/02/17		1,934	1,801,431
Univar, Inc., Term B Loan, 5.00%, 6/30/17		2,884	2,865,429

			46,165,896
Commercial Services & Supplies – 5.1%
ACCO Brands Corp., Term B Loan, 4.25%, 5/01/19		5,086	5,081,607
Altegrity, Inc. (FKA U.S. Investigations Services, Inc.):
Term Loan, 2.99%, 2/21/15		968	904,597
Tranche D Term Loan, 7.75%, 2/21/15		2,913	2,897,708
ARAMARK Corp.:
LC-2 Facility, 0.08% - 3.40%, 7/26/16		25	24,602
LC-3 Facility, 0.08% - 3.40%, 7/26/16		10	10,095
U.S. Term B Loan (Extending), 3.48%, 7/26/16		375	374,086
U.S. Term C Loan, 3.48% - 3.71%, 7/26/16		126	125,318
Avis Budget Car Rental LLC, Tranche B Term Loan, 6.25%, 9/22/18		1,410	1,416,871
AWAS Finance Luxembourg 2012 SA, Term Loan, 5.75%, 7/16/18		905	905,000
AWAS Finance Luxembourg S.à r.l., Loan, 5.25%, 6/10/16		3,550	3,548,977
Ceridian Corp., Extended U.S. Term Loan, 5.99%, 5/09/17		4,073	4,071,239
Coinmach Service Corp., Term Loan, 3.33%, 11/14/14		5,258	5,044,009
DynCorp International, Inc., Term Loan, 6.25% - 6.75%, 7/07/16		1,191	1,188,556
Infogroup, Inc., Term B Loan, 5.75%, 5/26/18		2,002	1,772,175
Intelligrated, Inc., Term Loan (First Lien 2012), 6.75%, 7/30/18		2,400	2,376,000
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		8,351	8,145,292
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		4,011	3,902,859

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Commercial Services & Supplies (concluded)
Protection One, Inc., Term Loan 2012, 5.75%, 3/21/19	USD	2,743	$2,770,556
Safway Services LLC, First Out Tranche Loan, 9.00%, 12/18/17		1,500	1,500,000
Synagro Technologies, Inc., Term Loan (First Lien), 2.24%, 4/02/14		3,030	2,687,588
Tomkins LLC/Tomkins, Inc. (FKA Pinafore LLC/Pinafore, Inc.), Term B-1 Loan, 4.25%, 9/29/16		5,931	5,946,722

			54,693,857
Communications Equipment – 0.4%
Commscope, Inc., Tranche 1 Term Loan, 4.25%, 1/14/18		4,543	4,541,758
Computers & Peripherals – 0.4%
CDW LLC (FKA CDW Corp.), Extended Term Loan, 4.00%, 7/15/17		4,506	4,450,801
Consumer Finance – 0.8%
Trans Union LLC, Replacement Term Loan, 5.50%, 2/10/18		8,623	8,679,402
Containers & Packaging – 0.3%
Sealed Air Corp., Term B Advance, 4.75%, 10/03/18		3,037	3,053,236
Diversified Consumer Services – 1.0%
Education Management LLC, Tranche C-3 Term Loan, 8.25%, 3/30/18		1,187	1,044,365
The ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		609	605,444
Tranche A Term Loan, 2.75% - 2.97%, 7/24/14		6,479	6,437,987
Weight Watchers International, Inc., Term F Loan, 4.00%, 3/15/19		2,677	2,644,106

			10,731,902
Diversified Financial Services – 4.6%
Delos Aircraft, Inc., Term Loan, 4.75%, 4/12/16		5,125	5,176,250
GMACM Borrower LLC (RFC Borrower LLC):
Term A-1 Loan, 5.00%, 11/18/13		4,280	4,290,700
Term A-2 Loan, 6.75%, 11/18/13		625	632,294
HarbourVest Partners LP, Term Loan, 6.25%, 12/19/16		2,734	2,730,625
iPayment, Inc., Term Loan, 5.75%, 5/08/17		1,104	1,103,800
Matrix Acquisition Corp. (MacDermid, Inc.), Tranche C Term Loan, 2.32%, 4/12/14	EUR	877	1,090,993
Mattamy Funding Partnership, Loan, 2.69%, 4/11/13	USD	381	376,448
Nuveen Investments, Inc.:
Additional Extended First-Lien Term Loan, 5.95% - 5.96%, 5/13/17		2,079	2,079,811
Extended First-Lien Term Loan, 5.92% - 5.96%, 5/13/17		5,496	5,511,169
First-Lien Incremental Term Loan, 7.25%, 5/13/17		400	401,800
Term Loan, 7.46%, 2/28/19		2,320	2,334,500
Reynolds Group Holdings, Inc.:
Tranche B Term Loan, 6.50%, 2/09/18		7,596	7,639,690
Tranche C Term Loan, 6.50%, 8/09/18		10,928	11,066,177
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		4,980	4,809,435

			49,243,692

Floating Rate Loan Interests (c)	Par (000)		Value
Diversified Telecommunication Services – 7.5%
Avaya, Inc.:
Term B-1 Loan, 3.18%, 10/24/14	USD	5,595	$5,371,500
Term B-3 Loan, 4.93%, 10/26/17		1,381	1,234,267
Bresnan Broadband Holdings LLC, Term B Loan, 4.50%, 12/14/17		5,697	5,710,901
Hawaiian Telcom Communications, Inc., Term Loan, 7.00%, 2/28/17		3,415	3,457,687
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		2,181	2,148,518
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		16,597	16,650,650
Level 3 Financing, Inc.:
Tranche B 2016 Term Loan, 4.75%, 2/01/16		3,595	3,602,190
Tranche B 2019 Term Loan, 5.25%, 8/01/19		3,100	3,104,526
Tranche B II Term Loan, 5.75%, 9/01/18		6,600	6,617,424
Tranche B III Term Loan, 5.75%, 9/03/18		6,425	6,441,962
Telesat Canada, Term A Loan, 3.00%, 3/28/17	CAD	5,230	5,066,853
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17	USD	4,426	4,228,573
West Corp., Term Loan B6, 5.75%, 6/30/18		5,125	5,141,041
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 7.13%, 7/02/19		10,955	11,115,929

			79,892,021
Electronic Equipment, Instruments & Components – 0.0%
Flextronics International Ltd.:
A-2 Delayed Draw Loan, 2.48%, 10/01/14		34	33,669
A-3 Delayed Draw Loan, 2.48%, 10/01/14		40	39,281

			72,950
Food & Staples Retailing – 1.6%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 0.00% - 3.52%, 7/09/15	GBP	5,675	8,504,209
Dunkin’ Brands, Inc., Term B-2 Loan, 4.00% - 5.25%, 11/23/17	USD	6,028	5,962,243
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Extended Term Loan, 5.75%, 3/31/17		3,148	3,042,133

			17,508,585
Food Products – 2.0%
Advance Pierre Foods, Inc.:
Loan (First Lien), 7.00%, 9/30/16		5,389	5,413,629
Loan (Second Lien), 11.25%, 9/29/17		295	296,770
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18		5,517	5,442,771
Dole Food Co., Inc., Tranche B-2 Term Loan, 5.00% - 6.00%, 7/08/18		1,693	1,694,807
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term B Facility, 4.25%, 2/25/18		1,426	1,425,308
Pinnacle Foods Finance LLC:
Extended Initial Term Loan, 3.75%, 10/02/16		1,288	1,276,479
Tranche E Term Loan, 4.75%, 10/17/18		2,530	2,520,066
Solvest Ltd. (Dole), Tranche C-2 Term Loan, 5.00% - 6.00%, 7/08/18		3,029	3,032,817

			21,102,647

See Notes to Consolidated Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Equipment & Supplies – 5.1%
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19	USD	9,485	$9,516,585
Biomet, Inc., Dollar Term B Loan, 3.23% - 3.47%, 3/25/15		2,068	2,062,712
Boston Luxembourg III S.à r.l. (BSN Medical), Facility B1, 1.90% - 6.00%, 8/28/19		2,975	2,980,593
Capsugel Holdings U.S., Inc., Initial Term Loan (New), 4.75%, 8/01/18		2,822	2,822,684
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		4,051	4,058,633
DJO Finance LLC (ReAble Therapeutics Finance LLC):
Tranche B-2 Term Loan (Extended), 5.23%, 11/01/16		991	990,816
Tranche B-3 Term Loan, 6.25%, 9/15/17		7,790	7,796,941
Hologic, Inc., Tranche B Term Loan, 4.50%, 8/01/19		10,830	10,895,738
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-1 Loan, 5.75%, 8/19/18		6,820	6,833,699
Kinetic Concepts, Inc., Dollar Term B-1 Loan, 7.00%, 5/04/18		6,605	6,659,708

			54,618,109
Health Care Providers & Services – 3.5%
CHS/Community Health Systems, Inc., Extended Term Loan, 3.92% - 3.96%, 1/25/17		144	144,234
DaVita, Inc.:
Term Loan B2, 4.00%, 8/01/19		2,975	2,960,601
Tranche B Term Loan, 4.50%, 10/20/16		4,603	4,614,910
Drumm Investors LLC (AKA Golden Living), Term Loan, 5.00%, 5/04/18		972	927,936
Emdeon, Inc., Term B-1 Loan, 5.00%, 11/02/18		5,395	5,397,870
Emergency Medical Services Corp., Initial Term Loan, 5.25% - 6.00%, 5/25/18		4,475	4,469,841
HCA, Inc.:
Tranche B-2 Term Loan, 3.71%, 3/31/17		2,360	2,326,559
Tranche B-3 Term Loan, 3.48%, 5/01/18		1,770	1,742,069
Iasis Healthcare LLC, Term B Loan, 5.00%, 5/03/18		2,703	2,660,589
Sheridan Holdings, Inc., Initial Term Loan (First Lien), 6.00%, 6/29/18		4,225	4,228,507
Thomson Reuters (Healthcare), Inc. (FKA VCPH Holdings Corp./Wolverine Healthcare Analytics), Tranche B Term Loan, 6.75%, 6/06/19		3,185	3,207,550
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 6.25% - 7.25%, 7/03/19		2,970	2,992,275
Universal Health Services, Inc., Tranche B Term Loan 2011, 3.75%, 11/15/16		1,200	1,200,000
Vanguard Health Holding Co. II LLC (Vanguard Health System, Inc.), Initial Term Loan, 5.00%, 1/29/16		387	388,778

			37,261,719
Health Care Technology – 0.6%
IMS Health, Inc., Tranche B Dollar Term Loan (2011), 4.50%, 8/26/17		4,652	4,664,658
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		1,969	1,974,571

			6,639,229
Hotels, Restaurants & Leisure – 4.5%
Academy Ltd., Initial Term Loan, 6.00%, 8/03/18		5,510	5,529,191

Floating Rate Loan Interests (c)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Ameristar Casinos, Inc., B Term Loan, 4.00%, 4/16/18	USD	1,098	$1,099,169
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		2,376	2,392,489
Boyd Gaming Corp., Increased Term Loan, 6.00%, 12/17/15		2,184	2,201,559
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-3 Loan, 3.24% - 3.46%, 1/28/15		9,076	8,606,910
Term B-4 Loan, 9.50%, 10/31/16		3,099	3,159,992
Term B-6 Loan, 5.49%, 1/28/18		3,185	2,799,806
DineEquity, Inc., Term B-1 Loan, 4.25% - 5.25%, 10/19/17		190	190,924
OSI Restaurant Partners LLC:
Loan, 2.56%, 6/14/14		262	260,379
Pre-Funded RC Loan, 0.06% - 4.50%, 6/14/13		26	25,835
Pilot Travel Centers LLC, First Amendment Tranche B Term Loan, 4.25%, 8/07/19		2,380	2,385,950
SeaWorld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		6,457	6,459,527
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.25%, 12/20/18		5,130	5,142,004
Stockbridge/SBE Holdings, Tranche B Loan, 13.00%, 5/02/17		590	587,050
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		6,705	6,734,904

			47,575,689
Independent Power Producers & Energy Traders – 1.7%
The AES Corp., Initial Term Loan, 4.25%, 6/01/18		4,196	4,206,127
Calpine Corp.:
Term Loan, 4.50%, 4/01/18		3,972	3,977,957
Term Loan, 4.50%, 4/01/18		1,496	1,498,286
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		3,010	3,122,567
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		3,452	3,613,084
GenOn Energy, Inc./GenOn Americas, Inc., Term Loan, 6.00%, 12/04/17		2,184	2,201,476

			18,619,497
Insurance – 0.8%
Asurion LLC (FKA Asurion Corp.), Term Loan (First Lien), 5.50%, 5/24/18		5,905	5,918,781
CNO Financial Group, Inc., B-1 Loan, 6.25%, 9/30/16		2,432	2,437,145

			8,355,926
Internet Software & Services – 0.2%
Web.com Group, Inc., Term Loan (First Lien), 7.00%, 10/27/17		2,501	2,489,071
IT Services – 1.0%
Booz Allen Hamilton, Inc., Initial Tranche B Term Loan, 4.50%, 7/31/19		3,600	3,604,500
Genpact Ltd., Term Loan B, 4.50%, 8/06/19		4,480	4,480,000
Neustar, Inc., Term Advance, 5.00%, 11/08/18		2,789	2,803,370

			10,887,870
Leisure Equipment & Products – 0.6%
Eastman Kodak Co., Term Loan (DIP), 8.50%, 7/20/13		2,592	2,568,665

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Leisure Equipment & Products (concluded)
FGI Operating Co. LLC, Term B Loan, 5.50% - 6.50%, 4/19/19	USD	3,400	$3,410,642

			5,979,307
Life Sciences Tools & Services – 0.9%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), Term Loan, 6.25%, 12/05/18		9,495	9,599,337
Machinery – 2.1%
BakerCorp International, Inc. (FKA B-Corp Holdings, Inc.), Term Loan, 4.75%, 6/01/18		2,163	2,153,957
Rexnord LLC/RBS Global, Inc., Term B Loan, 5.00%, 4/01/18		5,155	5,174,876
Schaeffler AG, Facility C2, 6.00%, 1/27/17		3,050	3,058,906
Sensata Technology BV/Sensata Technology Finance Co. LLC, Term Loan, 4.00%, 5/12/18		3,464	3,468,228
Terex Corp.:
Term Loan, 5.50%, 4/28/17		3,709	3,727,360
Term Loan, 6.00%, 4/28/17	EUR	412	515,481
Wabash National, Initial Term Loan, 6.00%, 5/08/19	USD	4,340	4,367,502

			22,466,310
Media – 7.0%
Alpha Topco Ltd. (Formula One), Facility B (USD), 5.75%, 4/28/17		3,258	3,275,313
AMC Entertainment, Inc., Term B-3 Loan, 4.25%, 2/22/18		1,940	1,942,190
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		2,763	2,761,565
Catalina Marketing Corp., 2017 Term Loan, 5.73%, 9/29/17		3,757	3,703,897
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Original Term Loan, 2.49%, 7/03/14		1,831	1,685,551
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,253	1,206,042
Charter Communications Operating LLC:
Term C Loan, 3.49%, 9/06/16		3,273	3,265,067
Term D Loan, 4.00%, 5/15/19		1,813	1,810,962
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.88%, 1/29/16		7,743	5,995,967
Tranche C Term Loan, 3.88%, 1/29/16		965	733,715
Cumulus Media Holdings, Inc., Term Loan (First Lien), 5.75%, 9/17/18		3,223	3,228,265
Gray Television, Inc., Term Loan B, 3.75%, 12/31/14		3,643	3,623,171
Kabel Deutschland GmbH, Loan F, 4.25%, 2/01/19		3,925	3,917,896
LIN Television Corp., Tranche B Term Loan, 5.00%, 12/21/18		1,975	1,986,195
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 5.50%, 6/29/18		4,555	4,585,746
Newsday LLC:
Fixed Rate Term Loan, 10.50%, 8/01/13		6,230	6,263,700
Floating Rate Term Loan, 6.71%, 8/01/13		2,500	2,503,125
Nielsen Finance LLC, Class B Dollar Term Loan, 3.99%, 5/02/16		4,959	4,974,188
Sinclair Television Group, Inc., New Tranche B Term Loan, 4.00%, 10/28/16		2,728	2,726,671
TWCC Holding Corp., Term Loan, 4.25%, 2/13/17		2,792	2,801,723

Floating Rate Loan Interests (c)	Par (000)		Value
Media (concluded)
Univision Communications, Inc., Extended First-Lien Term Loan, 4.48%, 3/31/17	USD	5,258	$5,082,939
UPC Financing Partnership:
Facility AB, 4.75%, 12/31/17		895	897,613
Facility T, 3.75%, 12/30/16		730	723,117
Facility U, 0.00% - 4.15%, 12/31/17	EUR	2,175	2,717,182
WideOpenWest Finance LLC, Term Loan, 6.25%, 7/17/18	USD	2,845	2,843,236

			75,255,036
Metals & Mining – 1.5%
Constellium Holdco BV, Initial Term Loan, 9.25%, 5/25/18		2,900	2,842,000
Novelis, Inc.:
Term B-2 Loan, 4.00%, 3/10/17		1,385	1,375,234
Term Loan, 4.00%, 3/10/17		6,586	6,546,011
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 4.00%, 4/02/18		5,658	5,562,546

			16,325,791
Multiline Retail – 0.8%
99¢ Only Stores, Tranche B-1 Loan, 5.25%, 1/11/19		2,269	2,281,341
Evergreen Acquco 1 LP, Term Loan, 6.25%, 7/09/19		4,470	4,511,929
Hema Holding BV:
Facility B, 2.14%, 7/06/15	EUR	834	1,015,978
Facility C, 2.89%, 7/05/16		834	1,010,732

			8,819,980
Oil, Gas & Consumable Fuels – 3.0%
Chesapeake Energy Corp., Loan, 8.50%, 12/02/17	USD	7,390	7,405,889
EP Energy LLC, Term Loan, 6.50%, 4/02/18		1,755	1,759,387
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-1 Loan, 5.00%, 5/24/18		3,310	3,318,275
Gibson Energy ULC, Tranche B Term Loan, 4.75%, 6/15/18		6,366	6,390,207
MEG Energy Corp., Initial Term Loan, 4.00%, 3/18/18		4,412	4,416,623
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		1,013	1,013,087
Tervita Corp. (FKA CCS Corp.):
Series A Term Loan, 6.50%, 11/14/14		2,144	2,142,445
Term Loan, 3.23%, 11/14/14		5,850	5,739,449

			32,185,362
Paper & Forest Products – 0.1%
NewPage Corp., Term Loan (DIP), 8.00%, 3/08/13		975	984,146
Personal Products – 0.5%
NBTY, Inc., Term B-1 Loan, 4.25%, 10/02/17		1,830	1,835,719
Prestige Brands, Inc., Term B Loan, 5.25% - 6.25%, 1/31/19		2,936	2,958,721

			4,794,440
Pharmaceuticals – 2.9%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		7,790	7,760,386
Inventiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 6.50%, 8/04/16		2,343	2,180,525
Term B-3 Loan, 6.75%, 5/15/18		3,005	2,802,264

See Notes to Consolidated Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Pharmaceuticals (concluded)
Quintiles Transnational Corp., Term B Loan, 5.00%, 6/08/18	USD	4,627	$4,635,599
RPI Finance Trust:
6.75 Year Term Loan, 4.00%, 5/09/18		3,251	3,252,874
New Term Loan, 4.00%, 11/09/18		689	688,996
Valeant Pharmaceuticals International, Inc.:
Series A Tranche B Term Loan, 4.75%, 2/13/19		2,505	2,510,812
Tranche B Term Loan, 4.75%, 2/13/19		3,564	3,572,018
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18		783	779,038
Warner Chilcott Corp.:
Term B-1 Loan, 4.25%, 3/15/18		1,567	1,558,075
Term Loan B1, 3.68%, 3/15/18		569	565,779
WC Luxco S.à r.l. (Warner Chilcott), Term B-3 Loan, 4.25%, 3/15/18		1,077	1,071,177

			31,377,543
Professional Services – 0.2%
On Assignment, Inc., Initial Term B Loan, 5.00%, 5/15/19		1,650	1,641,062
Real Estate Investment Trusts (REITs) – 0.8%
iStar Financial, Inc.:
Tranche A-1 Loan, 5.00%, 6/28/13		7,394	7,399,583
Tranche A-2 Loan, 7.00%, 6/30/14		1,080	1,081,015

			8,480,598
Real Estate Management & Development – 1.3%
Realogy Corp.:
Extended (First Lien) Term Loan, 4.49%, 10/10/16		13,308	12,846,801
Extended Synthetic Commitment, 0.08% - 4.40%, 10/10/16		742	716,478
Non-Extended Synthetic Commitment, 0.08% - 3.15%, 10/10/13		162	150,141

			13,713,420
Road & Rail – 0.3%
RailAmerica, Inc., Initial Loan, 4.00%, 3/01/19		2,678	2,676,627
Semiconductors & Semiconductor Equipment – 0.7%
Freescale Semiconductor, Inc., Tranche B-1 Term Loan, 4.50%, 12/01/16		4,717	4,525,137
NXP BV/NXP Funding LLC:
Tranche A-2 Loan, 5.50%, 3/03/17		1,745	1,766,236
Tranche B Loan, 5.25%, 3/19/19		970	972,425

			7,263,798
Software – 5.0%
Blackboard, Inc., Term Loan (First Lien), 7.50%, 10/04/18		1,259	1,237,441

Floating Rate Loan Interests (c)		Par (000)	Value
Software (concluded)
First Data Corp.:
2018 Dollar Term Loan, 4.24%, 3/26/18	USD	19,543	$18,452,172
Non Extending B-1 Term Loan, 2.99%, 9/24/14		863	850,207
Non Extending B-2 Term Loan, 2.99%, 9/24/14		178	175,338
Non Extending B-3 Term Loan, 2.99%, 9/24/14		380	374,855
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18		8,638	8,650,232
Lawson Software, Inc. (FKA SoftBrands, Inc.), Tranche B Term Loan, 6.25%, 4/05/18		11,188	11,303,354
Sabre, Inc., Non-Extended Initial Term Loan, 2.23%, 9/30/14		1,015	1,004,567
Sophia LP, Initial Term Loan, 6.25%, 7/19/18		3,702	3,732,894
SS&C Technologies, Inc./Sunshine Acquisition II, Inc.:
Funded Term B-1 Loan, 5.00%, 6/07/19		5,383	5,389,854
Funded Term B-2 Loan, 5.00%, 6/07/19		557	557,571
SunGard Data Systems Inc. (Solar Capital Corp.), Tranche B U.S. Term Loan, 3.86% - 4.06%, 2/28/16		589	588,455
Vertafore, Inc., Term Loan (First Lien), 5.25%, 7/29/16		862	860,756

			53,177,696
Specialty Retail – 6.2%
Claire’s Stores, Inc., Term B Loan, 2.98%, 5/29/14		4,994	4,899,194
General Nutrition Centers, Inc., Tranche B Term Loan, 4.25%, 3/02/18		6,179	6,170,038
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		1,300	1,257,750
Harbor Freight Tools USA, Inc./Central Purchasing LLC, Initial Loan, 5.50%, 11/14/17		2,300	2,296,757
HD Supply, Inc., Term Loan, 7.25%, 10/12/17		15,170	15,498,734
J. Crew Group, Inc., Loan, 4.75%, 3/07/18		1,007	1,006,190
Jo-Ann Stores, Inc., Loan, 4.75%, 3/16/18		2,283	2,281,286
Michaels Stores, Inc.:
B-2 Term Loan, 5.00%, 7/31/16		6,968	7,002,353
B-3 Term Loan, 5.00%, 7/31/16		755	758,358
The Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/18		3,115	3,115,000
Party City Holdings, Inc., Term Loan, 5.75%, 7/27/19		7,120	7,152,610
PETCO Animal Supplies, Inc., New Loan, 4.50%, 11/24/17		6,457	6,460,789
Toys ‘R’ Us-Delaware, Inc.:
Initial Loan, 6.00%, 9/01/16		1,712	1,681,331
Term B-2 Loan, 5.25%, 5/25/18		497	476,652
Term B-3 Loan, 5.25%, 5/25/18		1,252	1,201,788

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Specialty Retail (concluded)
The Yankee Candle Co., Inc., Initial Term Loan, 5.25%, 4/02/19	USD	4,913	$4,931,749

			66,190,579
Textiles, Apparel & Luxury Goods – 0.4%
Burlington Coat Factory Warehouse Corp., Term B-1 Loan, 5.50%, 2/23/17		1,377	1,380,038
Wolverine World Wide, Inc., Term Loan B, 4.21%, 7/31/19		3,110	3,129,375

			4,509,413
Transportation Infrastructure – 0.1%
Road Infrastructure Investment LLC, Term Loan (First Lien), 6.25%, 3/30/18		923	918,074
Wireless Telecommunication Services – 1.5%
MetroPCS Wireless, Inc., Tranche B-3 Term Loan, 4.00%, 3/19/18		3,058	3,046,898
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15 (d)		2,508	2,607,829
New Series A Loan, 6.25%, 7/11/16		5,981	6,100,875
WaveDivision Networks LLC, Term Loan B, 5.50%, 8/09/19		3,940	3,954,696

			15,710,298
Total Floating Rate Loan Interests – 88.9%			950,318,489

Other Interests (e)		Beneficial Interest (000)
Chemicals – 0.0%
Wellman Holdings, Inc.		8,250	83
Diversified Financial Services – 0.2%
J.G. Wentworth LLC Preferred Equity Interests		1	2,470,586
Total Other Interests – 0.2%			2,470,669

Warrants (f)		Shares
Media – 0.0%
New Vision Holdings LLC:
(Issued 3/21/11, Expires 9/30/14, Strike Price $25)		7,419	–
(Issued 3/21/11, Expires 9/30/14, Strike Price $29.40)		41,217	–
Total Warrants – 0.0%			–
Total Long-Term Investments (Cost – $1,009,575,708) – 95.0%			1,015,522,478

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (g)(h)		105,813,605	105,813,605
Total Short-Term Securities (Cost – $105,813,605) – 9.9%			105,813,605
Total Investments (Cost – $1,115,389,313) – 104.9%			1,121,336,083
Liabilities in Excess of Other Assets – (4.9)%			(52,487,944)

Net Assets – 100.0%			$1,068,848,139

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	55,656,029	50,157,576	105,813,605	$90,647	$696

(h)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counter- party	Settlement Date	Unrealized De- preciation
USD 4,975,497	CAD	5,053,000	UBS AG	10/17/12	$(145,332)
USD 2,949,351	GBP	1,900,000	Deutsche Bank AG	10/17/12	(67,092)
USD 2,681,410	GBP	1,723,000	UBS AG	10/17/12	(54,027)
USD 1,072,704	GBP	691,000	UBS AG	10/17/12	(24,328)
USD 6,241,567	EUR	5,091,000	Citigroup, Inc.	10/22/12	(165,645)

Total					$(456,424)
—	Credit default swaps on traded indexes - buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrealized Depreciation

CDX.NA.HY Series 18 Version 2	5.00%	JPMorgan Chase & Co.	6/20/17	USD 12,375	$(644,280)

See Notes to Consolidated Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks	–	$1,768,028	$18,010	$1,786,038
Corporate Bonds	–	60,947,282	–	60,947,282
Floating Rate Loan Interests	–	911,554,419	38,764,070	950,318,489
Other Interests	–	–	2,470,669	2,470,669
Short-Term Securities	$105,813,605	–	–	105,813,605

Total	$105,813,605	$974,269,729	$41,252,749	$1,121,336,083

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Credit contracts	–	$(644,280)	–	$(644,280)
Foreign currency exchange contracts	–	(456,424)	–	(456,424)

Total	–	$(1,100,704)	–	$(1,100,704)

[1]	Derivative financial instruments are swaps and foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of August 31,
2011	$31,950	$4,555,673	$32,652,149	$2,196,077	$486	$39,436,335
Transfers into Level 3[2]	–	–	1,377,111	–	–	1,377,111
Transfers out of Level 3[2]	–	–	(21,101,456)	–	–	(21,101,456)
Accrued discounts/premiums	–	(27,423)	13,374	–	–	(14,049)
Net realized gain (loss)	21,944	(12,040,731)	(25,019)	–	–	(12,043,806)
Net change in unrealized appreciation/ depreciation[3]	(12,725)	12,317,400	725,311	274,592	(486)	13,304,092
Purchases	–	–	28,175,839	–	–	28,175,839
Sales	(23,159)	(4,804,919)	(3,053,239)	–	–	(7,881,317)

Closing balance, as of August 31, 2012	$18,010	–	$38,764,070	$2,470,669	–	$41,252,749

2Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of August 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning period value of $21,101,456 transferred from Level 3 to Level 2 in the disclosure hierarchy.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	15

Consolidated Schedule of Investments (concluded)

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/ depreciation on investments still held at August 31, 2012 was $1,003,195.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$51,770	–	–	$51,770
Foreign currency at value	139,974	–	–	139,974
Liabilities:
Cash received as collateral for swap contracts	–	$(100,000)	–	(100,000)

Total	$191,744	$(100,000)	–	$91,744

See Notes to Consolidated Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Consolidated Statement of Assets and Liabilities

August 31, 2012
Assets
Investments at value – unaffiliated (cost – $1,009,575,708)	$1,015,522,478
Investments at value – affiliated (cost – $105,813,605)	105,813,605
Cash	51,770
Foreign currency at value (cost – $137,690)	139,974
Investments sold receivable	6,199,369
Swap premiums paid	733,865
Capital shares sold receivable.	3,764,386
Interest receivable	5,458,103
Receivable from Manager	16,495
Dividends receivable – affiliated	10,525
Prepaid expenses	46,241

Total assets.	1,137,756,811

Liabilities
Cash received as collateral for swap contracts	100,000
Investments purchased payable	63,226,313
Unrealized depreciation on foreign currency exchange contracts	456,424
Unrealized depreciation on swaps	644,280
Income dividends payable	1,832,266
Capital shares redeemed payable	1,416,533
Investment advisory fees payable	411,213
Service and distribution fees payable	193,655
Other affiliates payable	48,552
Officer’s and Trustees’ fees payable	8,489
Other accrued expenses payable	570,947

Total liabilities	68,908,672

Net Assets	$1,068,848,139

Net Assets Consist of
Paid-in capital	$1,187,828,744
Undistributed net investment income	2,555,030
Accumulated net realized loss	(126,552,643)
Net unrealized appreciation/depreciation	5,017,008

Net Assets	$1,068,848,139

Net Asset Value
Institutional – Based on net assets of $484,590,769 and 46,979,023 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.32

Investor A – Based on net assets of $436,960,122 and 42,373,849 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.31

Investor C – Based on net assets of $46,765,276 and 4,535,541 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.31

Investor C1 – Based on net assets of $100,531,972 and 9,749,781 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.31

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	17

Consolidated Statement of Operations

Year Ended August 31, 2012
Investment Income
Interest	$47,180,969
Dividends – affiliated	90,647

Total income	47,271,616

Expenses
Investment advisory	4,595,932
Service and distribution – class specific	2,188,795
Administration	593,048
Professional	578,037
Transfer agent – class specific	482,869
Borrowing costs[1]	254,824
Administration – class specific	208,788
Registration	85,582
Custodian	48,054
Officer and Trustees	35,170
Printing	22,361
Recoupment of past waived fees – class specific	8,156
Miscellaneous	59,123

Total expenses	9,160,739
Less fees waived by Manager	(410,800)
Less administration fees waived – class specific	(106,036)
Less transfer agent fees waived – class specific	(1,844)
Less transfer agent fees reimbursed – class specific	(86,093)

Total expenses after fees waived and reimbursed	8,555,966

Net investment income	38,715,650

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(18,541,823)
Capital gain distributions received from affiliated investment companies	696
Swaps	(13,260)
Foreign currency transactions	1,269,275

(17,285,112)

Net change in unrealized appreciation/depreciation on:
Investments	56,232,571
Swaps	(644,280)
Foreign currency translations	(360,041)

55,228,250

Total realized and unrealized gain	37,943,138

Net Increase in Net Assets Resulting from Operations	$76,658,788

1 See Note 6 of the Notes to Consolidated Financial Statements for details of short-term borrowings.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Statements of Changes in Net Assets

	Year Ended August 31,
Increase in Net Assets:	2012[1]	2011[2]
Operations
Net investment income	$38,715,650	$21,897,254
Net realized gain (loss)	(17,285,112)	478,686
Net change in unrealized appreciation/depreciation	55,228,250	(30,128,481)

Net increase (decrease) in net assets resulting from operations	76,658,788	(7,752,541)

Dividends to Shareholders From
Net investment income:
Institutional	(15,243,251)	(5,400,854)
Investor A	(16,778,801)	(14,126,110)
Investor C	(1,457,566)	(499,872)
Investor C1	(4,900,457)	(2,220,688)

Decrease in net assets resulting from dividends to shareholders	(38,380,075)	(22,247,524)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	271,243,210	491,085,067

Redemption Fees
Redemption fees	95,889	10,753

Net Assets
Total increase in net assets	309,617,812	461,095,755
Beginning of year	759,230,327	298,134,572

End of year	$1,068,848,139	$759,230,327

Undistributed net investment income	$2,555,030	$846,326

[1]	Consolidated Statement of Changes in Net Assets.
[2]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization combined fund thereafter. See Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	19

Financial Highlights

	Institutional			Investor A
	Year Ended	Period March 21, 2011[2]		Year Ended August 31,
	August 31, 2012[1]	to August 31, 2011		2012[1]		2011[3]		2010[3]		2009[3]		2008[3]
Per Share Operating Performance
Net asset value, beginning of period	$ 9.83	$ 10.32		$9.83		$9.98		$9.42		$10.50		$11.31

Net investment income[4]	0.50	0.21		0.47		0.36		0.47		0.51		0.67
Net realized and unrealized gain (loss)	0.49 [5]	(0.50)[5]		0.48	[5]	(0.15)[5]		0.56		(1.09)		(0.81)

Net increase (decrease) from investment operations	0.99	(0.29)		0.95		0.21		1.03		(0.58)		(0.14)

Dividends from net investment income	(0.50)	(0.20)		(0.47)		(0.36)		(0.47)		(0.50)		(0.67)

Net asset value, end of period	$ 10.32	$ 9.83		$10.31		$9.83		$9.98		$9.42		$10.50

Total Investment Return[6]
Based on net asset value	10.29%	(2.86)%[7]		9.80%		2.84%		11.20%		(4.69)%		(1.32)%[8]

Ratios to Average Net Assets
Total expenses	0.80%	0.86%	[9,10]	1.11%		1.48%	[11]	1.53%	[11]	1.53%	[11]	1.28%	[8,11]

Total expenses excluding recoupment of past waived fees.	0.80%	0.86%	[9,10]	1.10%		1.48%	[11]	1.53%	[11]	1.53%	[11]	1.28%	[8,11]

Total expenses after fees waived and reimbursed	0.70%	0.70%	[10]	1.05%		1.41%	[11]	1.53%	[11]	1.53%	[11]	1.28%	[8,11]

Net investment income	4.95%	4.52%	[10]	4.60%		4.12%	[11]	4.82%	[11]	5.97%	[11]	6.16%	[11]

Supplemental Data
Net assets, end of period (000)	$484,591	$249,255		$436,960		$347,363		$298,135		$311,662		$399,400

Portfolio turnover of the Master LLC	–	–		–		45%	[12]	108%		47%		56%

Portfolio turnover	60%	46%		60%		46%	[13]	–		–		–

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411. See Note 1 of the Notes to Consolidated Financial Statements.

[4]	Based on average shares outstanding.
[5]	Includes redemption fees, which are less than $0.01 per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]

During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.24%. The expense ratio excluding the refund was 1.46%.

[9]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 0.88%.
[10]	Annualized.
[11]	Includes the Fund’s share of the Master Senior Floating Rate LLC’s (the “Master LLC”) allocated expenses and/or net investment income.
[12]	For the period September 1, 2010 through March 20, 2011.
[13]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post-reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Consolidated Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Financial Highlights (concluded)

	Investor C			Investor C1
	Year Ended August 31, 2012[1]	Period March 21, 2011[2] to August 31, 2011		Year Ended August 31, 2012[1]	Period March 21, 2011[2] to August 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$ 9.82	$ 10.32		$ 9.83	$ 10.32

Net investment income[3]	0.39	0.16		0.42	0.17
Net realized and unrealized gain (loss)[4]	0.49	(0.51)		0.48	(0.50)

Net increase (decrease) from investment operations	0.88	(0.35)		0.90	(0.33)

Dividends from net investment income	(0.39)	(0.15)		(0.42)	(0.16)

Net asset value, end of period	$ 10.31	$ 9.82		$ 10.31	$ 9.83

Total Investment Return[5]
Based on net asset value	8.98%	(3.43)%[6]		9.28%	(3.22)%[6]

Ratios to Average Net Assets
Total expenses	1.86%	1.92%	[7,8]	1.58%	1.64%	[7,8]

Total expenses excluding recoupment of past waived fees	1.86%	1.92%	[7,8]	1.58%	1.64%	[7,8]

Total expenses after fees waived and reimbursed	1.80%	1.77%	[8]	1.54%	1.53%	[8]

Net investment income	3.85%	3.45%	[8]	4.15%	3.68%	[8]

Supplemental Data
Net assets, end of period (000)	$46,765	$34,502		$100,532	$128,110

Portfolio turnover	60%	46%		60%	46%

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Includes redemption fees, which are less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C and Investor C1 would have been 1.94% and 1.66%, respectively.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	21

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Reorganization: The Board of Trustees and shareholders of each of BlackRock Senior Floating Rate Fund, Inc. (“Senior Floating Rate”) and BlackRock Senior Floating Rate Fund II, Inc. (“Senior Floating Rate II”) (collectively the “Target Funds”) and the Board of Trustees (the “Board”) of the Fund, approved the reorganizations of each Target Fund into the Fund, pursuant to which the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity in the reorganization, while Senior Floating Rate is the accounting or continuing portfolio for purposes of financial and performance history in the post-reorganization fund.

Each Target Fund was a closed-end feeder fund with similar investment objectives and that invested substantially all of its assets in Master Senior Floating Rate LLC (the “Master LLC”), which had the same investment objective and strategies as the Fund. In connection with but prior to the reorganizations, Master LLC distributed its assets to each of the Target Funds, based on each Target Fund’s pro rata share of its interest in the Master LLC, and liquidated and dissolved following such distributions.

Each shareholder of the Target Funds received the Fund’s shares equal to the net asset value of their Target Fund shares, as determined at the close of business on March 18, 2011. The Senior Floating Rate’s Common Shares were exchanged for the Fund’s Investor A Shares and the

Senior Floating Rate II’s Common Shares were exchanged for the Fund’s newly established Investor C1 Shares. In addition, the Fund’s existing Institutional and Investor C Shares were exchanged for newly issued Institutional and Investor C Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

	Shares Prior to	Conversion	Shares of	Share Class of
	Reorganization	Ratio	the Fund	the Fund
Senior Floating Rate	38,219,473	0.76034411	29,059,951	Investor A
Senior Floating Rate II	17,364,443	0.82468294	14,320,160	Investor C1

Floating Rate Income and Senior Floating Rate II’s net assets and composition of net assets on March 18, 2011, the date of the merger, were as follows:

	Net Assets	Paid-in Capital	Undis- tributed Net Invest- ment Income	Accu- mulated Net Realized Gains (Losses)	Net Unrealized Appreci- ation (Deprecia- tion)
Floating
Rate
Income	$325,773,136	$323,524,673	$592,200	$299,269	$1,356,994
Senior
Floating
Rate II	$147,803,130	$191,627,535	$130,425	$(39,461,931)	$(4,492,899)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Fund immediately after the acquisition amounted to $773,541,752. The Fund and Senior Floating Rate II’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Floating Rate Income	$396,051,912	$394,518,282
Senior Floating Rate II.	$148,276,050	$153,108,180

The purpose of these transactions was to combine three funds managed by the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on March 21, 2011.

Assuming the acquisition had been completed on September 1, 2010, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the year ended August 31, 2011 were as follows:

•	Net investment income: $29,286,238
•	Net realized and change in unrealized gain/loss on investments: $(22,536,941)

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Notes to Consolidated Financial Statements (continued)

•	Net increase in net assets resulting from operations: $6,749,297

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Changes in Net Assets since March 21, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the account of SFR JGW SPV, LLC (the “Taxable Subsidiary”), a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold its investment in
J.G. Wentworth LLC Preferred Equity Interests that is organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gain (loss) on the Consolidated Statement of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remain-

ing maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	23

Notes to Consolidated Financial Statements (continued)

unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more

US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Notes to Consolidated Financial Statements (continued)

party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the periods ended September 30, 2010, August 31, 2011 and August 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	25

Notes to Consolidated Financial Statements (continued)

obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Credit contracts	Swap premiums paid	$733,865

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$456,424
Credit contracts	Unrealized depreciation on swaps	644,280
Total		$1,100,704

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended August 31, 2012
Net Realized Gain (Loss) From
Foreign currency exchange contracts: Foreign currency transactions	$1,119,774
Credit contracts: Swaps	(13,260)

Total	$1,106,514

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts: Foreign currency translations	$(360,867)
Credit contracts: Swaps	(644,280)

Total	$(1,005,147)

For the year ended August 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	4
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$15,614,709
Average US dollar amounts sold	$368,320
Credit default swaps:
Average number of contracts - buy protection	1
Average notional value - buy protection	$3,093,750

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended August 31, 2012, the amount waived was $45,665.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%
Investor C1	0.25%	0.50%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

For the year ended August 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Share Classes
Investor A	$916,376
Investor C	381,789
Investor C1	890,630
Total	$2,188,795

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	27

Notes to Consolidated Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Share Classes
Institutional	$1,497
Investor A	6,071
Investor C	1,110
Investor C1	1,272
Total	$9,950

For the year ended August 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Share Classes
Institutional	$86,983
Investor A	295,368
Investor C	33,391
Investor C1	67,127
Total	$482,869

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statement of Operations. For the year ended August 31, 2012, the Fund paid $420,044 to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statement of Operations.

For the year ended August 31, 2012, the following table shows the administration fees – class specific borne directly by each class of the Fund:

Share Classes
Institutional	$77,918
Investor A	91,638
Investor C	9,545
Investor C1	29,687
Total	$208,788

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes
Institutional	0.70%
Investor A	1.05%
Investor C	1.80%
Investor C1	1.80%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

These amounts are included in fees waived by Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the Statement of Operations. For the year ended August 31, 2012, the amount included in fees waived by Manager was $365,135. Class specific expense waivers or reimbursements are as follows:

	Share Classes
	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$77,918	$23,646	$4,472	$106,036
Transfer Agent Fees Waived	$ 1,543	$ 143	$ 158	$ 1,844
Transfer Agent Fees Reimbursed	$85,230	$ 142	$ 721	$ 86,093

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Notes to Consolidated Financial Statements (continued)

Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended August 31, 2012, the Manager recouped waivers previously recorded of $6,881 and $1,275 for Class A and Class C, respectively.

On August 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement is $483,492, expiring on August 31, 2013 and $559,108, expiring on August 31, 2014.

For the year ended August 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $28,451.

For the year ended August 31, 2012, affiliates received CDSCs relating to transactions in Investor A, Investor C and Investor C1 Shares of $106,508, $21,121 and $3,218, respectively.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2012, were $728,372,735 and $489,937,728, respectively.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2012 attributable to foreign currency transactions, the accounting for swap agreements, amortization methods on fixed income securities and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(13,648,430)
Undistributed net investment income	$1,382,108
Accumulated net realized loss	$12,266,322

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 was as follows:

Ordinary income
8/31/2012	$38,380,075
8/31/2011	$18,054,518

As of August 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$2,898,005
Capital loss carryforwards	(122,514,960)
Net unrealized gains[1]	3,811,979
Qualified late-year losses[2]	(3,175,629)

Total	$(118,980,605)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains/ losses on certain foreign currency contracts, the tax deferral of losses on wash sales, the investment in a wholly owned subsidiary and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2013.

As of August 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,

2013	$945,546
2014	2,561,691
2015	36,342,743
2016	23,949,741
2017	36,103,579
2018	5,675,863
No expiration date[3]	16,935,797

Total	$122,514,960

[3]	Must be utilized prior to losses subject to expiration.

As of August 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,112,288,131

Gross unrealized appreciation	$18,247,829
Gross unrealized depreciation	(9,199,877)

Net unrealized appreciation	$9,047,952

6. Borrowings:

On April 28, 2011, the Fund entered into a $300,000,000 senior unsecured, 364-day revolving line of credit (the “BNS Agreement”) with The Bank of Nova Scotia (“BNS”). Advances are made by BNS to the Fund, at the Fund’s option of (a) 0.25% plus the Alternate Base Rate which is generally the Prime Rate as periodically announced by BNS or (b) 1.25% plus the 7-day, 14-day, 30-day, 60-day or 90-day LIBOR or (c) 1.25% plus the Fed Funds rate.

In addition, the Fund paid an upfront fee of $25,000 upon closing and pays a commitment fee of 0.08% per annum based on BNS’s total commitment to the Fund.

Effective April 26, 2012, the Fund renewed the BNS Agreement for an additional 364 days. Advances are made by BNS to the Fund, at the Fund’s option of (a) the Alternate Base Rate which is generally the Prime

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	29

Notes to Consolidated Financial Statements (continued)

Rate as periodically announced by BNS or (b) 1.00% plus the 7-day, 14-day, 30-day, 60-day or 90-day LIBOR or (c) 1.00% plus the Fed Funds rate. In addition, the Fund pays a commitment fee of 0.10% per annum based on BNS’s total commitment to the Fund.

The fees associated with the BNS Agreement are included in the Statement of Operations as borrowing costs. Advances to the Fund as of the year ended August 31, 2012, if any, are shown in the Statement of Assets and Liabilities as loan payable. The Fund did not borrow under the BNS Agreement during the year ended August 31, 2012.

7. Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of August 31, 2012, the Fund did not hold any bridge loans.

8. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market

(market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2012		Period March 21, 2011[1] to August 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares transferred in the reorganization[2]	–	–	23,528,118	$242,916,426
Shares sold	30,621,177	$312,965,406	11,165,407	114,994,285
Shares issued in reinvestment of dividends	1,252,863	12,736,184	417,584	4,283,470
Shares redeemed	(10,254,479)	(104,160,770)	(9,751,647)	(99,492,758)
Net increase	21,619,561	$221,540,820	25,359,462	$262,701,423

			Year Ended August 31, 2011[3]
			Shares	Amount
Investor A
Shares issued in the reorganization[2]	–	–	5,681,158	$58,642,533
Net change in shares from the reorganization[2]	–	–	(9,159,521)	–
Shares sold	14,834,518	$151,485,509	7,320,190	71,198,255
Shares issued in reinvestment of dividends	1,046,811	10,635,214	442,472	4,378,883
Shares redeemed	(8,858,323)	(89,493,616)	(5,421,468)	(55,517,680)
Shares tendered	–	–	(2,790,817)	(21,512,826)
Net increase (decrease)	7,023,006	$72,627,107	(3,927,986)	$57,189,165

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Notes to Consolidated Financial Statements (concluded)

	Year Ended August 31, 2012		Period March 21, 2011[1] to August 31, 2011
	Shares	Amount	Shares	Amount
Investor C
Shares transferred in the reorganization[2]	–	–	2,346,029	$24,214,177
Shares sold	2,041,680	$20,805,896	2,042,462	21,096,164
Shares issued in reinvestment of dividends	110,721	1,124,673	38,766	396,553
Shares redeemed	(1,128,696)	(11,411,154)	(915,421)	(9,195,036)

Net increase	1,023,705	$10,519,415	3,511,836	$36,511,858

Investor C1
Shares issued in the reorganization[2]	–	–	14,320,160	$147,803,130
Shares sold	908	$9,127	3,618	39,002
Shares issued in reinvestment of dividends	301,126	3,053,734	132,619	1,358,291
Shares redeemed	(3,591,450)	(36,506,993)	(1,417,200)	(14,517,802)
Net increase (decrease)	(3,289,416)	$(33,444,132)	13,039,197	$134,682,621
Total Net Increase	26,376,856	$271,243,210	37,982,509	$491,085,067

1Commencement of Operations.

2See Note 1 regarding the reorganization.

3Includes capital share activity of Senior Floating Rate prior to the reorganization.

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II (the “Fund”), as of August 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for the year then ended, the statement of changes in net assets for the year ended August 31, 2011, the consolidated financial highlights for the year ended August 31, 2012, and financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Portfolio as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 25, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended August 31, 2012:

	Payable Dates
	September 2011 - January 2012 -
Interest-Related Dividends for Non-US Residents*	December 2011 August 2012
	80.34%	100%

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Fund ranked in the first, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommu- nications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 82 Portfolios	None

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	37

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 82 Portfolios	None

[1]   Each Trustee holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may a Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				160 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				29 RICs consisting of 82 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				160 RICs consisting of 278 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product 2009 Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM 2007 and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald[2] 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel 2012 and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board of Trustees. [2] Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund

Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

FRI-8/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio of BlackRock Funds II	$82,500	$80,000	$0	$25,500	$22,850	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Floating Rate Income Portfolio of BlackRock Funds II	$22,850	$39,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule

2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Portfolio of BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Portfolio of BlackRock Funds II

Date: November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Portfolio of BlackRock Funds II

Date: November 5, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Portfolio of BlackRock Funds II

Date: November 5, 2012